VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Our vessels and equipment, net consisted of the following:

	Successor	Predecessor
(in thousands of $)	December 31, 2022	December 31, 2021
Vessels(1)	1,937,443	1,683,596
Office equipment and fittings	645	383
Less: Accumulated depreciation(2)	(44,681)	(300,302)
Total vessels and equipment, net	1,893,407	1,383,677

(1)     Vessels includes the cost of deferred drydocking expenditure. As part of the asset acquisition of the eight LNGCs pursuant to the Vessel SPA and the four LNGCs pursuant to the MSA we revalued the vessels to fair value as of the respective acquisition dates. Fair value was determined in accordance with ASC 820, using a market approach, considering third party vessel valuations and comparable acquisition transactions.

(2)     Depreciation is included within "Depreciation and amortization" in the Statement of Operations. The charges during the Successor Period reflects the impact of remeasurement to fair value of the LNGCs acquired pursuant to the Vessel SPA. See Note 1.

Depreciation charge during the Predecessor Period for the years ended December 31, 2022, 2021, 2020 amounted to $5.7 million , $43.4 million and $44.3 million, respectively. Depreciation charge during the Successor Period within the year ended December 31, 2022 amounted to $44.3 million.

Deferred drydocking costs of $15.2 million are included within Vessels cost as of December 31, 2022 which will be depreciated until the next expected drydocking for each respective vessel.